                                                                    Exhibit 24.1

                             HIGH STREET CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Edgar McFarland and Anne D. Martin, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

         Executed the 1st day of November, 2001.

         NAME                                   TITLE


/s/ J. Edgar McFarland           President, Chief Executive Officer and Director
-----------------------------    (Principal Executive Officer)
J. Edgar McFarland


/s/ Anne D. Martin               Chief Financial Officer
-----------------------------    (Principal Financial and Accounting Officer)
Anne D. Martin


/s/ Wilbur F. Boswell, III       Director
-----------------------------
Wilbur F. Boswell, III

                                 Director
-----------------------------
M. Hunt Broyhill


/s/ Lynda Lea DeHart             Director
-----------------------------
Lynda Lea DeHart


/s/ James R. Hodges              Director
-----------------------------
James R. Hodges

                                 Director
-----------------------------
Jimmy R. Jacumin

/s/ Hurshell H. Keener                          Director
--------------------------------------------
Hurshell H. Keener

                                                Director
--------------------------------------------
Christine M. McGuire

                                                Director
--------------------------------------------
Marvin M. Pearlman

                                                Director
--------------------------------------------
Robert B. Peterson

/s/ Robert A. Richie                            Director
--------------------------------------------
Robert A. Richie

                                                Director
--------------------------------------------
Carl H. Ricker, Jr.


/s/ Victor C. Shealy, Jr.                       Director
--------------------------------------------
Victor C. Shealy, Jr.


/s/ A. Alex Shuford                             Director
--------------------------------------------
A. Alex Shuford


/s/ John T. South                               Director
--------------------------------------------
John T. South


/s/ John S. Stevens                             Director
--------------------------------------------
John S. Stevens


/s/ William F. Stokes, Jr.                      Director
--------------------------------------------
William F. Stokes, Jr.


                                                Director
--------------------------------------------
Karl H. Straus


/s/ Pamela M. Turner                            Director
--------------------------------------------
Pamela Mills Turner